EIGHTH AMENDMENT TO LEASE

THIS AMENDMENT made and entered into this 6th day of **July, 2010** by and between **PARK SPE, LLC,** hereinafter called "Lessor," and **CXT INCORPORATED, a Delaware corporation** hereinafter called "Lessee."

RECITALS

WHEREAS, on **April 1, 1993,** the Lessor and Lessee entered into an agreement of Lease covering those certain premises described as **a portion of those certain premises described as Spokane County Altered Binding Site Plan No. 87-17, Spokane County Binding Site Plan No. 88-21, and Spokane County Binding Site Plan No. 88-22, containing approximately 8,619,217 gross square feet (Building S-16),** located at 3808 North Sullivan Road, situated in the County of Spokane, the State of Washington.

WHEREAS, on **March 28, 1996** the Lessor and Lessee entered into a First Amendment to Lease covering those certain premises **whereby expanding its Premises to include 2.765 acres of Parcel A (located East of Tract A) and increasing the monthly Base Rent and Common Area Expenses.**

WHEREAS, on **June 30, 1999** the Lessor and Lessee entered into a Second Amendment to Lease covering those certain premises **whereby Lessee entered into a transaction wherein its stockholders sold all of their stock to L.B. Foster Company, which sales constituted a transfer of the Lessee's interest in the Lease requiring Lessor's consent. The Lease and all addendums and amendments thereto are hereinafter collectively referred to as the "Lease."**

WHEREAS, on **November 7, 2002** the Lessor and Lessee entered into a Third Amendment to Lease covering those certain premises **whereby extending the Term of the Lease for an additional year effective January 1, 2003.**

WHEREAS, on **December 15, 2003** the Lessor and Lessee entered into a Fourth Amendment to Lease covering those certain premises **whereby extending the Term of the Lease for an additional seven (7) months effective January 1, 2004.**

WHEREAS, on **June 29, 2004** the Lessor and Lessee entered into a Fifth Amendment to Lease covering those certain premises **whereby extending the Term of the Lease for an additional two (2) years effective August 1, 2004.**

WHEREAS, on **May 9th, 2006** the said Lessor and Lessee entered into a Sixth Amendment to Lease covering those certain premises whereby **extending the Term of the Lease for an additional two (2) years effective August 1, 2006.**

WHEREAS, on **April 28th, 2008** the said Lessor and Lessee entered into a Seventh Amendment to Lease covering those certain premises whereby **extending the Term of the Lease for an additional two (2) years effective August 1, 2008.**

WHEREAS, the said Lessee now desires to **extend the Term of the Lease for an additional five (5) year period effective August 1, 2010. Lessor also agrees to expand the Premises to include an additional parking area.**

NOW, THEREFORE, in consideration of the promises and agreements herein contained, it is hereby agreed as follows:

Article 2. Premises Leased, shall be amended with the addition of the following:

Premises shall also include an additional parking area as depicted on the attached Exhibit "A-1" – Parking Area.

Article 3. Term, shall be amended as follows:

The Term of the Lease shall be extended for an additional five (5) year period effective August 1, 2010 and shall end on July 31, 2015.

Article 4. Base Rent, Paragraph 4.1, shall be amended as follows:

August 1, 2010 through July 31, 2012	**$18,541.00 per month**
August 1, 2012 through July 31, 2014	**$18,911.00 per month**
August 1, 2014 through July 31, 2015	**$19,290.00 per month**

EXCEPT for the new terms and conditions listed above, all other terms and conditions of the Lease and any subsequent amendment(s) shall remain in full force and effect.

IN WITNESS WHEREOF, the said Lessor and Lessee have executed this amendment to lease the day and year first written above.

LESSOR:

PARK SPE, LLC

Rob B. Gragg, Authorized Representative

LESSEE:

CXT INCORPORATED,
a Delaware corporation

Kevin R. Haugh, Vice President

STATE OF WASHINGTON)
) ss.
COUNTY OF SPOKANE)

On this 6th day of July, 2010, personally appeared Rob B. Gregg to me known to be the **Authorized Representative** of **PARK SPE, LLC**, the limited liability company, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Dale C. Porter

Name Printed: Dale C Porter
NOTARY PUBLIC in and for the State of Washington, residing at Spokane Valley.

My Commission Expires: 8-01-2010

DALE C. PORTER
COMMISSION EXPIRES
NOTARY
PUBLIC
AUG. 1, 2010
STATE OF WASHINGTON

STATE OF WASHINGTON)
) ss.
COUNTY OF SPOKANE)

On this 6 day of July, 2010 personally appeared Kevin R. Haugh to me known to be the **Vice President** of **CXT INCORPORATED**, the Delaware corporation, that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Dean M. Stuart

Name Printed: Dean M Stuart
NOTARY PUBLIC in and for the State of Washington,
residing at Spokane

My Commission Expires: May 31, 2013

DEAN M STUART
COMMISSION EXPIRES
NOTARY
PUBLIC
MAY 31, 2013
STATE OF WASHINGTON

Exhibit "A-1" –Parking Area


S-16
CXT
N

CXT Incorporated
Additional Parking Area
For Building #S-16